James Advantage Funds

James Long-Short Fund

Supplement to the Statement of Additional Information dated November 1, 2014, as supplemented November 14, 2014

Supplement dated August 20, 2015

The James Long-Short Fund (“Fund”) was previously a non‐diversified investment company for the diversification purposes of the Investment Company Act of 1940.  The Fund is now deemed to be diversified under the Investment Company Act of 1940.  The Fund may not resume operating in a non‐diversified manner without first obtaining shareholder approval.

As a result, the parenthetical in the last paragraph in the “Fundamental Investment Limitations” section on page 30 of the Statement of Additional Information that excluded the Fund from the diversification requirements is hereby removed, so that the paragraph now reads as follows:

“With respect to diversification, the current standards require that each Fund may not purchase the securities of any one issuer, other than an investment company or the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.”

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE